Roadrunner Revises Timing of Rights Offering; Change in Timing Due Entirely to Partial Government Shutdown Downers Grove, IL (BUSINESS WIRE) — January 9, 2019 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced revised timing for the company’s rights offering. The change in timing is entirely a result of the partial government shutdown, during which the Securities and Exchange Commission (the “SEC”) is not able to declare registration statements effective. As a result, the company has decided to file an amendment to its Registration Statement on Form S-1 (the “Registration Statement”) relating to the rights offering that would allow the Registration Statement to automatically become effective 20 calendar days after filing without any action by the SEC. The company expects to file an amendment to the Registration Statement no later than the week of January 14, 2019 which will become automatically effective on the 20th day after filing such amendment. If the partial government shutdown is resolved prior to the automatic effective date, the company may be able to accelerate the Registration Statement effective date. Once the Registration Statement is effective, the company intends to then commence the rights offering , distribute rights to its stockholders of record as of a date to be subsequently announced (which the company expects will be immediately prior to the commencement date of the rights offering), and allow such stockholders of record approximately 16 days after the commencement of the rights offering to exercise their rights. The company expects to list the rights for trading on the New York Stock Exchange under the symbol “RRTS RT.” The company intends to close the rights offering and the related backstop commitment no later than March 1, 2019. In light of the revised timing, the company expects to receive, prior to filing an amendment to the Registration Statement, extensions for the closing date of the rights offering from the lenders under its asset-based lending facility and from affiliates of Elliott Management who are the backstop purchaser and the purchasers under its Series E-1 preferred stock investment agreement. As previously disclosed, the shareholder-approved rights offering calls for the issuance and sale of 900,000,000 shares of the company’s common stock at a subscription price of $0.50 per share to raise $450 million in gross proceeds. Questions about the rights offering may be directed to the company’s dealer manager, Barclays Capital Inc., by telephone at (212) 526-3511 or (212) 526-1627. Important Additional Information A registration statement relating to the rights offering has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting Roadrunner at (414) 615-1500. The rights will be issued to holders of Roadrunner’s common stock as of a record date, which will subsequently be announced. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics provider offering a full suite of services and solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload, over-the-road truckload and intermodal services. Active On-Demand offers premium mission critical air and ground logistics solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. Forward-looking statements also include, among other things, statements regarding the Registration Statement becoming effective; expectations regarding filing a final amendment to the Registration Statement no later than the week of January 14, 2019; the company’s expectation that it will commence the rights offering in early February; whether the company will distribute rights to its stockholders of record and whether the record date will be immediately prior to the commencement of the rights offering; the number of days rights holders will have to exercise their rights; the company’s expectation that the rights will be listed for trading on the New York Stock Exchange; the date by which the company intends to close the rights offering and backstop commitment; and expectations regarding whether the lenders under the company’s asset based lending facility, the backstop purchaser, and the purchasers under its Series E-1 preferred stock investment agreement will agree to extend the date by which the rights offering is required to be completed. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, originally filed with the SEC on September 19, 2018 and amended on December 10, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com